UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska             68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

4/30

Date of reporting period: 4/30/10

Item 1.  Reports to Stockholders.

Annual Report

April 30, 2010

CLASS A SHARES

Ticker Symbol CMGTX

CLASS C SHARES

Ticker Symbol CMGCX

1-866-CMG-9456

www.CMGARSFunds.net

 This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of CMG Absolute Return Strategies Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholders,

U.S. equity markets continued to move higher through the first four months of 2010 with the major indices reaching levels not seen since the fall of 2008.  The widespread optimism lies in stark contrast to the depths of the crisis just one year ago when many were calling for the end of the financial world.  It is quite remarkable that investors could become so complacent just one year after the Great Recession – yet they have.  Prior market crashes have shown us that the recovery rally from the most severe moments of a crisis is dramatic and quick and post the recovery move what typically follows is a longer, more difficult period when equity markets become more volatile and range bound, as they consolidate the fundamental and emotional extremes that defined the crisis itself.  Today, as valuations remain high, we believe it will take years to work through the many domestic and global fundamental stresses.  We have significant concerns.

At the onset of the last long-term secular bull market (1982-2000), P/E Multiples were 8 times earnings, not 22 times earnings.  The stock market was trading at a discount to book value, not a 2 times premium.  Interest rates were high and set to move lower not low and set to move higher.  Deficits were peaking and coming down, not spiraling higher.  Tax rates were declining; today they are set to rise.  While individuals and corporations are deleveraging (or forced to deleverage due to lack of funding), world governments are borrowing like there is no tomorrow.  At some point, something will give (likely higher interest rates as the bond market forces the next hand).  Yes, what happens in Greece, Spain, Portugal and other countries does impact our markets.  It’s not just foreign countries that can no longer cover their bills; the next big crisis here at home is likely several state and local municipality bankruptcies.  Underfunded pension plans, higher unemployment, and lower tax revenues equate to some combination of the following: lay off workers, raise taxes, and/or default on the debt.  All in all, not a pretty backdrop for economic expansion at a point in time that valuation is relatively high.  According to the Shiller P/E ratio, the S&P 500 is overvalued by about 35% with a P/E ratio of 22 (price times earnings) compared to the historical average of 16.4x earnings.  We believe the imbalances will take years to work through.

Economic indicators continue to paint a very conflicting picture of the market’s fundamentals.  While equity markets are currently pricing in optimistic growth scenarios, the Federal Reserve has taken a more cautious stance on the current recovery promising to keep interest rates low “for an extended period”.  Low short-term interest rates are helping banks heal their balance sheets but they are also forcing investors to take more risk, potentially creating new bubbles for the Fed to ignore until a future point in time.  With money markets yielding close to nothing, investors are instead choosing to invest in equities despite high valuations and technical indicators showing significant resistance ahead.  Consumer confidence remains depressed and unemployment remains high as businesses remain skeptical of a durable recovery, making them less likely to add workers and further pushing them to squeeze the most out of their current staff.  Unemployment will likely remain stubbornly high and we believe consumer confidence will deteriorate further thereby muting private demand and economic growth.

We believe consumption growth, one of the primary drivers of U.S. GDP, will remain restrained for quite some time.  Tight credit conditions and fragile confidence tied to weak incomes and a tentative employment recovery will limit consumer spending.  Although investment portfolios have rebounded, real estate markets are still bottoming and consumers remain cautious.  With a backlog of unsold homes already putting downward pressure on home prices, the recent foreclosure statistics indicate there is still more deleveraging to come in the residential real estate market.  RealtyTrac Inc., a California based firm that tracks notices for defaults and home repossessions, recently reported a record number of U.S. homes were lost to foreclosure in the first quarter 2010.  The number of foreclosed homes in the first quarter jumped 35% from a year ago.   March in particular proved to be a brutal month with foreclosure filings on 367,056 properties, representing a 19% increase from February and almost half of the total, 932,234, which were reported for the quarter.  While banks have been encouraged to modify home loans for troubled borrowers, many homeowners are choosing to walk away altogether.  Of the 1.2 million homeowners that signed up for the government foreclosure prevention program, 158,000 have dropped out because they stopped making payments or failed to file the appropriate documents.  Banks are losing patience and appear ready to realize losses as government support for housing begins to wane.  In particular, the termination of the Fed’s MBS purchase program and the expiration of the homebuyer tax credit on April 30 is forcing banks to recognize losses as the likelihood of refinancing or a sale is diminishing.  The ripple effects of increased foreclosures will be delayed but will impact mortgage backed securities, bank balance sheets and property tax receipts over the coming months.

The economy has stabilized but remains fragile.  The Fed knows this and has become more cautious with its communication, particularly in regards to the federal budget deficit and the real estate market.  The financial system has been saved but the cost has been put on the government’s tab.  That tab will keep growing as the Treasury has written a blank check for the GSEs, Fannie and Freddie.  In addition, lower tax receipts and uncertain revenue projections tied to lower GDP growth will likely mean that annual budget deficits will be 4-5% of GDP until 2020 (per the Congressional Budget Office).  The government will need to borrow that much more money every year for the next nine years.  Under this projection, Federal Debt to GDP would be approximately 70%.  That is the baseline scenario.  Under an alternative scenario, that number could be much higher, where the federal debt would balloon to more than 100% of GDP.  That would be an unsustainable amount, one that would impact the U.S.’s ability to finance its debt moving forward at reasonable rates.  Something has to give.  There are difficult choices ahead and the current political climate is not conducive to finding a solution.  At some point the U.S. will have to take some pain, whether it is in the form of higher taxes, cuts to entitlements (Social Security and Medicare) or a higher retirement age.  For a congress that can’t agree on some reasonable derivatives legislation (this should be a slam dunk for both parties), tackling the growing deficits is a mammoth task.  A difficult task indeed.  Just ask the Greeks.

The Greek tragedy that has unfolded over the past several months has proven to be a catalyst for a widening of credit spreads across global fixed income markets.  While Greece’s finances are abysmal and its reputation as a serial defaulter is well documented, their case is not unique and will not take down the Euro by itself.  However, Portugal, Ireland, Italy, Greece and Spain collectively are testing the validity of the European Monetary Union.  Unfortunately, Western Europe, Japan and the U.S. face many of the same budget deficit and high debt problems.  Recent deficit data for Europe showed that Greece is not alone.  Ireland was at the top of the list with a 14.1% deficit (as a percent of GDP), followed by Greece 13.6% (and going higher after revisions), Spain at 11.1% and Portugal at 9.4%. Italy has a lower deficit for this year, at 5.3%, but it also has the highest debt to GDP ratio at 115.8%.  Deficits in France and the UK were also high with France’s deficit rising from 3.3% in 2008 to 7.5% in 2009 and the UK reaching 11.5%.  Many of these deficits are the result of government stimulus that was used to limit the depth of the recent recession, but underneath the short-term spending, Europe faces many of the same long-term structural challenges as the U.S. and Japan:  namely an aging population, lower growth and massive entitlement spending.  Japan’s debt is under pressure from ratings agencies as its debt to GDP ratio has skyrocketed to approximately 200% of GDP.  It has been able to finance its debt at cheap levels as 90% of its debt is held domestically.  However, that is likely to change as an aging population starts spending in retirement rather than saving.  A strong currency, weak exports, slow growth and rising costs of capital will prove to be a dangerous cocktail for Japan.  Add in a total lack of political stability and Japan looks like it is on the edge of a cliff.  Finally, back to the U.S. where debt to GDP is expected to exceed 100% in the next couple of years.  This does create serious cause for concern.  In particular, the U.S. relies heavily on foreigners (China) to finance its debt and it will have to pay a higher price (interest rate) moving forward as supply of sovereign debt will greatly exceed demand over the coming years.

Year to date, China has shied away from buying US Treasuries.  Interestingly, it is the US banks (yes those banks the US Government bailed out) who are buying US Treasuries at record pace.  They are not lending with that excess capital, they are investing the US gifted (borrowed from the Fed at ¼%) and buying US Treasuries.  Talk about being in bed together.  It is really a perverse situation.  In short, the US Government is the counter party on both sides of the trade.  This is anything but normal.

So what does this all mean to investors?  U.S. equity markets have returned more in the past 12 months than in the past decade (no gains in more than 10 years), PE ratios are well above historical levels and interest rates have nowhere to go but up.  Consumer confidence remains weak, employment is stagnant and the real estate market is likely to further weaken.  While corporate balance sheets are healthy, government balance sheets are a mess.  A period of fiscal austerity is ahead of us and it will not be pretty.  A traditional buy and hold approach will not work effectively in the long-term secular bear market we believe we are in and one that is likely to last another 5-7 years (based on prior secular bear market comparisons).   Contrary to what Wall Street wants you to believe, markets are not always in a bull market.

Approximately 33% of the time the market is in a bull market up trending period.  Approximately 43% of the time the market is in a choppy to flat trending period.  Approximately 24% of the time the market is in a corrective bear market period.

The unique nature of the post crash recovery rally during the past year proved challenging for a number of the Fund’s sub-advisors.  The intermediate trend based trading strategies performed well yet the shorter term oriented trading strategies struggled as the low volatility nature of the explosive post crash recovery provided few mean reverting trading opportunities.  Net net the fund was slightly lower over the last twelve months ending April 30, 2010.  While not meeting our upside goals, the downside risk was well contained within our risk parameters.  Given our many years of experience in the absolute return space, we understand that no model is built to capture all periods.  More importantly it makes very little sense to create an investment approach to capitalize on rare and unique price movements.  The liquidity fueled rally, perhaps most similar to the 1932 post crash recovery move, that sent equity prices higher during 2009 has now given way to a period of consolidation that will likely result in choppy markets and higher volatility – an environment characteristic of a secular bear market.  To that end, equity markets have been significantly more volatile this year. We believe the post crash recovery rally (the largest historical move second only to the post crash recover move in 1932) is largely over and that the capital markets have returned to a more normal ebb and flow trading environment, an environment that is more conducive to the Fund.  We have seen the impact on the portfolio in the past several months as the fund has outperformed equity markets during the recent sell-off and is up 2% for the year.  The return objective remains 8% to 12% per year with nominal downside and no correlation to the stock and bond markets.  The idea is a flat to up return stream experience that can compliment your other portfolio investment positions.  Furthermore, our due diligence team is constantly looking for new non-correlating alternative investment strategies that add value to the Fund’s current mix of sub-strategies.

Contrary to the traditional 60% Stock / 40% Bond investment approach, a portfolio that includes Alternative Investment Strategies is an important part of a balanced investment plan.  We believe the new standard is 33% Stocks, 33% Bonds, 34% Absolute Returns and that this allocation will help generate higher and more predictable returns with lower correlation and downside risk exposure.  The absolute return investment approach, the core tenet of the CMG Absolute Return Strategies Fund, generally performs well in higher volatility up trending or down trending environments.  Our focus remains on allocating to the very best highly liquid absolute return strategies with disciplined trading philosophies that have been able to produce a return stream with little correlation to the markets and to each other.

We thank you for the confidence you have placed in us. We believe the market dislocations and volatility that will characterize markets for some time to come will provide opportunities for the Fund’s investment strategies whether the market is trending up, down or flat.

Kindest regards,

Stephen B. Blumenthal

Portfolio Manager

June 10, 2010

0945-NLD-7/8/2010.

CMG Absolute Return Strategies Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Total Returns as of April 30, 2010
One Year*
CMG Absolute Return Strategies Fund:
Class A
Without sales charge	(3.70)%
With sales charge	(9.24)%
Class C	(4.20)%
S&P 500	38.10%

________________

* Class A and Class C shares commenced operations on May 1, 2009.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  The Fund’s total gross annual operating expenses, including underlying funds, is 3.03% for Class A and 3.63% for Class C.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions, if any, or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of April 30, 2010

Short-Term Investments	61.36%
Money Market Funds	46.66%
U.S. Government	14.70%
Mutual Funds	35.50%
Debt Funds	32.36%
Equity Funds	3.14%
Exchange Traded Funds	7.30%
Total Investments	104.16%
Liabilities in Excess of
Other Assets	-4.16%
Net Assets	100.00%

CMG Absolute Return Strategies Fund
PORTFOLIO OF INVESTMENTS
April 30, 2010

Shares	Security	Value
	EXCHANGE TRADED FUNDS - 7.30%
	EQUITY FUND - 7.30%
266,100	ProShares UltraShort S&P 500 *	$ 7,943,085
	TOTAL EXCHANGE TRADED FUNDS
	( Cost - $7,820,402)	7,943,085

	MUTUAL FUNDS - 35.50%
	DEBT FUNDS - 32.36%
141,452	Access Flex High Yield Fund - Investor Cl	3,865,888
178,099	Hartford High Yield Fund - Cl A	1,289,434
882,969	Pimco High Yield Fund - Institutional Cl	8,096,823
419,259	ProFunds Rising Rates Opportunity 10 ProFund - Investor Cl *	9,982,564
35,479	ProFunds Rising Rates Opportunity ProFund - Investor Cl *	497,768
129,811	Rydex High Yield Strategy Fund- Cl H	2,733,826
135,593	Rydex Series - Inverse Government Long Bond
	Strategy Fund - Institutional Cl *	1,913,220
446,355	TCW High Yield Bond Fund - Cl N	2,829,887
441,590	Transamerica AEGON High Yield Bond Fund - Cl P	3,991,973
		35,201,383

	EQUITY FUNDS - 3.14%
11,252	Rydex Nasdaq 100 2X Strategy Fund - Cl H *	1,139,841
7,715	Rydex Russell 2000 2X Strategy Fund - Cl H *	1,139,841
45,924	Rydex S&P 500 2X Strategy Fund - Cl H	1,139,841
		3,419,523

	TOTAL MUTUAL FUNDS	38,620,906
	( Cost - $38,347,674)

	SHORT-TERM INVESTMENTS - 61.36%
Par Value	U.S. GOVERNMENT- 14.70%
$ 16,000,000	United States Treasury Bill, 0.16%, due 7/29/2010	15,994,001

Shares	MONEY MARKET FUNDS - 46.66%
8,577,223	Fifth Third Institutional Money Market Fund - Select Cl, 0.04% +	8,577,223
26,845,920	Rydex US Govt Money Market Fund - Adviser Cl, 0.01% +	26,845,920
14,041,537	Rydex US Govt Money Market Fund - Investor Cl, 0.01% +	14,041,537
1,298,307	ProFunds Money Market Fund- Investor Cl, 0.02% +	1,298,307
		50,762,987
	TOTAL SHORT-TERM INVESTMENTS	66,756,988
	( Cost - $66,756,988)

	TOTAL INVESTMENTS - 104.16%
	( Cost - $112,925,064)	113,320,979
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.16) %	(4,529,749)
	NET ASSETS - 100.00%	$ 108,791,230
	+ Money market fund; interest rate reflects seven-day yield on April 30, 2010.
	* Non-income producing security.

The accompanying footnotes are an integral part of these financial statements.

CMG Absolute Return Strategies Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2010

		Unrealized
		Appreciation
Contracts		(Depreciation)

	OPEN LONG FUTURES CONTRACTS
86	Australian Dollar Future June 2010
	(Underlying Face Amount at Value $7,916,300)	$ 142,600
63	Canadian Dollar Future June 2010
	(Underlying Face Amount at Value $6,195,420)	42,255
10	New Zealand Dollar Future June 2010
	(Underlying Face Amount at Value $725,600)	27,755
3	USD / SEK June 2010
	(Underlying Face Amount at Value $300,600)	4,256
	TOTAL OPEN LONG FUTURES CONTRACTS	216,866

	OPEN SHORT FUTURES CONTRACTS
25	British Pound Future June 2010
	(Underlying Face Amount at Value $2,386,406)	(13,313)
30	Euro Future June 2010
	(Underlying Face Amount at Value $4,991,250)	86,187
95	Japanese Yen Future June 2010
	(Underlying Face Amount at Value $12,648,063)	524,968
30	Swiss Franc Future June 2010
	(Underlying Face Amount at Value $3,483,750)	13,293
17	USD / NOK June 2010
	(Underlying Face Amount at Value $1,703,400)	5,303
	TOTAL OPEN SHORT FUTURES CONTRACTS	616,438

	TOTAL NET UNREALIZED APPRECIATION FROM
	OPEN FUTURES CONTRACTS	$ 833,304

The accompanying footnotes are an integral part of these financial statements.

CMG Absolute Return Strategies Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010

Assets:
Investments in Securities at Value (identified cost $112,925,064)	$113,320,979
Deposit with Broker	1,110,765
Dividends and Interest Receivable	57,640
Receivable for Fund Shares Sold	67,817
Due From Broker - Variation Margin	833,304
Prepaid Expenses and Other Assets	25,644
Total Assets	115,416,149

Liabilities:
Payable for Securities Purchased	6,172,206
Payable for Fund Shares Redeemed	218,721
Accrued Advisory Fees	156,105
Accrued Distribution Fees	38,763
Payable to Other Affiliates	13,624
Accrued Expenses and Other Liabilities	25,500
Total Liabilities	6,624,919

Net Assets	$108,791,230

Net Asset Value, Offering and Redemption Price Per Share
Class A:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 10,993,447 shares outstanding)	$105,868,864
Net Asset Value and Redemption Price Per Share
($105,868,864/10,993,447 shares outstanding)	$ 9.63
Maximum Offering Price Per Share ($9.63/.9425)	$ 10.22

Class C Shares:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 305,111 shares outstanding)	$ 2,922,366
Net Asset Value, Offering and Redemption Price Per Share
($2,922,366/305,111 shares outstanding) (a)	$ 9.58

Composition of Net Assets:
At April 30, 2010, Net Assets consisted of:
Paid-in-Capital	$110,222,964
Accumulated Net Realized Loss From Security Transactions	(2,660,953)
Net Unrealized Appreciation on:
Investments	395,915
Futures	833,304
Net Assets	$108,791,230
_______
(a) Class C Shares are subject to a 1.00% deferred sales charge on redemptions made within one year of purchase.

The accompanying footnotes are an integral part of these financial statements.

CMG Absolute Return Strategies Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2010

Investment Income:
Dividend Income	$ 674,108
Interest Income	15,558
Total Investment Income	689,666

Expenses:
Investment Advisory Fees	1,271,127
Distribution Fees- Class A	284,893
Administration Fees	89,565
Registration & Filing Fees	57,948
Transfer Agent Fees	68,104
Legal Fees	41,061
Chief Compliance Officer Fees	29,821
Fund Accounting Fees	36,314
Printing Expense	18,811
Audit Fees	16,000
Custody Fees	14,812
Distribution Fees- Class C	14,127
Trustees' Fees	4,550
Miscellaneous Expenses	5,907
Total Expenses	1,953,040
Net Investment Loss	(1,263,374)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	(4,030,731)
Futures Contracts	1,369,778
Net Change in Unrealized Appreciation on:
Investments	395,915
Futures Contracts	833,304
Net Realized and Unrealized Loss on Investments	(1,431,734)

Net Decrease in Net Assets Resulting From Operations	$ (2,695,108)

The accompanying footnotes are an integral part of these financial statements.

CMG Absolute Return Strategies Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Year
ended
April 30, 2010
Operations:
Net Investment Loss	$ (1,263,374)
Net Realized Loss on Investments and Futures Contracts	(2,660,953)
Net Change in Unrealized Appreciation on
Investments and Futures	1,229,219
Net Decrease in Net Assets
Resulting From Operations	(2,695,108)

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued (15,289,467 shares)	150,078,729
Cost of Shares Redeemed (4,296,020 shares)	(41,572,181)
Total Class A Transactions	108,506,548

Class C Shares:
Proceeds from Shares Issued (395,484 Shares)	3,852,685
Cost of Shares Redeemed (90,373 shares)	(872,895)
Total Class C Transactions	2,979,790
Net Increase in Net Assets From
Beneficial Interest Transactions	111,486,338

Increase in Net Assets	108,791,230

Net Assets:
Beginning of Year	-
End of Year	$ 108,791,230

The accompanying footnotes are an integral part of these financial statements.

CMG Absolute Return Strategies Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Class A	Class C
	One Year	One Year
	Ended	Ended
	April 30, 2010	April 30, 2010

Net Asset Value, Beginning of Year	$ 10.00	$ 10.00

Decrease From Operations:
Net investment loss (a)	(0.17)	(0.22)
Net loss from securities
(both realized and unrealized)	(0.20)	(0.20)
Total from operations	(0.37)	(0.42)
Distributions to shareholders from:
Net investment income	-	-
Net realized gains	-	-
Total distributions	-	-

Net Asset Value, End of Year	$ 9.63	$ 9.58

Total Return (b)	(3.70)%	(4.20)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 105,869	$ 2,922
Ratio of expenses to average net assets (c)	2.67%	3.27%
Ratio of net investment loss
to average net assets (c)	(1.72)%	(2.32)%
Portfolio turnover rate	4,424%	4,424%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for each period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

The accompanying footnotes are an integral part of these financial statements.

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS

April 30, 2010

1.

ORGANIZATION

CMG Absolute Return Strategies Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.

The Fund currently offers Class A and Class C shares.    Class C shares are offered at net asset value and are subject to a 1.00% deferred sales charge on redemptions made within one year of purchase.   Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The investment objective of the Fund is to generate absolute return. The Fund commenced operations on May 1, 2009.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Underlying funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Board of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2010

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2010 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
Exchange Traded Funds	$ 7,943,085	$ -	$ -	$ 7,943,085
Mutual Funds	38,620,906	-	-	38,620,906
Short Term Investments	-	66,756,988	-	66,756,988
Total Investments in Securities	46,563,991	66,756,988	-	113,320,979
Derivative Instruments*	833,304	-	-	833,304
Total	$ 47,397,295	$ 66,756,988	$ -	$ 114,154,283

*Derivative instruments include cumulative unrealized gain on futures contracts open at April 30, 2010.

 The Fund did not hold any Level 3 securities during the period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2010

Derivatives Disclosure –

Fair Values of Derivative Instruments in the Fund as of April 30, 2010:

Balance Sheet	Asset Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value

Futures on foreign currency	Receivables, Net Assets -
contracts	Unrealized Appreciation	$ 833,304

The effect of Derivative Instruments on the Statement of Operations for the year ended April 30, 2010:

Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on foreign currency	Net realized gain on future contracts/ Net change in
contracts	unrealized appreciation on futures contracts	$ 1,369,778	$ 833,304
Total		$ 1,369,778	$ 833,304

Futures Contracts – The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective.  To manage foreign currency risk, the Fund may purchase or sell futures contracts.  Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities.  Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account.  Periodically, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Fund recognizes a realized gain or loss.  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.  With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  Futures contracts outstanding at year end are listed after the Fund’s portfolio of investments.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2009 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2010

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (e.g., deferred losses, mark-to-market on open Section 1256 contracts) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by CMG Capital Management Group, Inc. (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.75% of the average daily net assets of the Fund.  For the year ended April 30, 2010, the Adviser earned advisory fees of $1,271,127.  The Adviser manages a portion of the Fund’s portfolio directly and allocates the remaining balance of the Fund’s assets among the Fund’s sub-advisers.  The Fund’s sub-advisers are Anchor Capital Management Group, Inc., Bandon Capital Management, LLC, Heritage Capital, LLC, Schreiner Capital Management, Inc., Scotia Partners, Ltd., and Traub Capital Management, LLC.  The Adviser pays each sub-adviser a portion of its advisory fee.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until August 31, 2010, to ensure that Net Annual Fund Operating Expenses for each class of shares (exclusive of any front-end or contingent deferred sales loads, Distribution and Shareholder Servicing (12b-1) fees, taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired or underlying fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 2.50% of the Fund’s average daily net assets attributable to such class of shares.  During the year ended April 30, 2010, there were no fees waived by the Adviser.

Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  As of April 30, 2010, there were no fee waivers or expense reimbursements subject to recapture by the Adviser.

The Fund has entered into separate servicing agreements with GFS, whereby GFS will provide administrative, fund accounting and transfer agency services to the Fund.  Agreements are as follows:

Administration - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are equal to the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 and the basis point fees are:

10 basis points or 0.10% per annum on the first $100 million in net assets

  8 basis points or 0.08% per annum on the next $150 million in net assets

  6 basis points or 0.06% per annum on net assets greater than $250 million

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2010

Fund Accounting - Total charges for Fund Accounting services include fees and out-of-pocket expenses.  The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

  2 basis points or 0.02% on net assets of $25 million to $100 million

  1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $15,000 per class and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended April 30, 2010, the Fund incurred expenses of $29,821 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the year ended April 30, 2010, GemCom received $7,953 for providing such services.  The Printing Expense listed in the Statement of Operations includes the fees paid to GemCom.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay up to 0.40% and 1.00% for Class A and Class C, respectively, per year of its average daily net assets for such distribution and shareholder service activities.  During the year ended April 30, 2010, $284,893 and $14,127 were accrued under the Plan for Class A and Class C, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended April 30, 2010, the Distributor received underwriter commissions of $24,098 for sales of Class A shares and $8,692 for sales of Class C shares which were redeemed within one year of purchase.

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Advisor a pro rata share of the total fee of $10,000 per quarter as well as reimbursement for any reasonable expenses incurred when attending meetings. The Trust pays the chairperson of the Audit committee an additional $2,500 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2010

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the year ended April 30, 2010 amounted to $1,307,078,757 and $1,256,879,887, respectively.  The cost basis of securities for federal income tax purposes was $113,963,903.  Gross unrealized appreciation and depreciation on investments as of April 30, 2010, aggregated $707,407 and $1,350,331, respectively.

5.  TAX COMPONENTS OF CAPITAL

As of April 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on open futures contracts.

At April 30, 2010, the Fund had capital loss carry forwards for federal income tax purposes of $788,810 available to offset future capital gains, if any.  The capital loss carry forwards will expire on April 30, 2018.

Permanent book and tax differences, attributable to net operating losses, resulted in reclassification for the year ended April 30, 2010 as follows: a decrease in paid-in-capital of $1,263,374 and a decrease in undistributed net investment loss $1,263,374.

6.

NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

7.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of CMG Absolute Return Strategies Fund

We have audited the accompanying statement of assets and liabilities of CMG Absolute Return Strategies Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of April 30, 2010, and the related statements of operations and changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2010 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CMG Absolute Return Strategies Fund as of April 30, 2010, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                BBD, LLP

Philadelphia, Pennsylvania

June 29, 2010

CMG Absolute Return Strategies Fund

TRUSTEES AND OFFICERS (Unaudited)

April 30, 2010

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*
L. Merill Bryan ** (65) Trustee since 2005 Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) (1966-2005) Other Directorships: AdvisorOne Funds (10 portfolios)	48
Anthony J. Hertl (59) Trustee since 2005 Consultant to small and emerging businesses (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc. and Greenwich Advisors Trust	48
Gary W. Lanzen (55) Trustee since 2005 Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company) (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios)	48
Mark H. Taylor (45) Trustee since 2007 Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); Professor, John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008). Other Directorships: Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)	48
Interested Trustees and Officers
Michael Miola*** (57) Trustee since 2005 Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003). Other Directorships: AdvisorOne Funds (10 portfolios); Constellation Trust Co.	48

CMG Absolute Return Strategies Fund

TRUSTEES AND OFFICERS (Unaudited) (Continued)

April 30, 2010

Interested Trustees and Officers (Continued)
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*

Andrew Rogers (40)

450 Wireless Blvd.; Hauppauge, NY  11788

President since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

Other Directorships: N/A

N/A

Emile R. Molineaux (47)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2005

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC;  (since 2003); In-house Counsel, The Dreyfus Funds (1999 – 2003).

Other Directorships: N/A

N/A

Kevin E. Wolf (40)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since 2006

Executive Vice President and Director of Fund Administration, Gemini Fund Services, LLC (since 2008); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2008); Vice-President, GemCom, LLC (since 2004).

Other Directorships: N/A

N/A

Lynn Bowley (51)

Chief Compliance Officer since 2007

Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

Other Directorships: N/A

N/A

* The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

** From December 2006 through April 2007, L. Merill Bryan, an Independent Trustee of the Trust, invested $143,080 in a limited liability company (the "LLC").  This investment is required to be disclosed because one of the other members of the LLC is under common control with the Fund’s distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-CMG-9456.

CMG Absolute Return Strategies Fund

EXPENSE EXAMPLE (Unaudited)

April 30, 2010

As a shareholder of the CMG Absolute Return Strategies Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the CMG Absolute Return Strategies Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 through April 30, 2010.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the CMG Absolute Return Strategies Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as contingent deferred sales charges (loads).  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Annualized Expense Ratio	Expense Paid During Period 11/1/09 - 4/30/10**
Actual
Class A	$1000.00	$1008.38	2.61%	$13.00
Class C	$1000.00	$1005.22	3.23%	$16.06
Hypothetical (5% return before expenses)
Class A	$1000.00	$1011.85	2.61%	$13.02
Class C	$1000.00	$1008.78	3.23%	$16.09

** Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six-month period ended April 30, 2010 (181) divided by the number of days in the fiscal year (365).

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

The Privacy Policy is not part of these Financial Statements

CMG ABSOLUTE RETURN STRATEGIES FUND

Adviser	CMG Capital Management Group, Inc. 150 N. Radnor-Chester Road, Suite A150, Radnor, Pennsylvania 19087
Distributor	Northern Lights Distributors, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	Fifth Third Bank 38 Fountain Square Plaza Cincinnati, OH 45263

\

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-CMG-9456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-CMG-9456.

CMG Absolute Return Strategies Fund

 4020 South 147th St. •Suite 2 • Omaha, NE 68137

1-866-CMG-9456

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2010 - $14,000

2009 – N/A

(b)

Audit-Related Fees

2010 – None

2009 – None

(c)

Tax Fees

2010 – $2,000

2009 – N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2010 - None

2009 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2010

2009

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2010 - $2,000

2009 – N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/8/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/8/10

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

7/8/10

CERTIFICATIONS

I, Andrew B. Rogers, certify that:

1.

I have reviewed this report on Form N-CSR of CMG Absolute Return Strategies Fund (a series of Northern Lights Fund Trust);

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)

disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b)

any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:

7/8/10

/s/Andrew B. Rogers

Andrew B. Rogers

President

I, Kevin Wolf, certify that:

1.

I have reviewed this report on Form N-CSR of CMG Absolute Return Strategies Fund (a series of Northern Lights Fund Trust);

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)

disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b)

any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:

    7/8/10

   /s/Kevin Wolf

Kevin Wolf

          Treasurer

CERTIFICATION

Andrew B. Rogers, President, and Kevin Wolf, Treasurer of Northern Lights Fund Trust (the “Registrant”), each certify to the best of his knowledge that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2010 (the “Form N-CSR”) fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

President

Treasurer

Northern Lights Fund Trust

Northern Lights Fund Trust

    /s/Andrew B. Rogers

                /s/Kevin Wolf

Andrew B. Rogers

Kevin Wolf

Date:

7/8/10

Date:

7/8/10

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Northern Lights Fund Trust and will be retained by the Northern Lights Fund Trust and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.